UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,         55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

Stock selection in China and India were the main drivers behind the Fund’s outperformance for the period. In China, Ping An Insurance Group of China Ltd., Class H and Chongqing Rural Commercial Bank Co., Ltd. were the top contributors to performance in the period. Ping An Insurance Group of China Ltd. maintained its positive momentum from late last year with strong earnings results; it also benefited from a rally in China’s A-share equity markets. Chongqing Rural Commercial Bank Co., Ltd. benefited from the Chinese central bank’s cut in interest rates and reserve requirement ratios as well as other monetary loosening policies. In India, shares of pesticide producer UPL Ltd. rose following strong results driven by healthy volume growth and margin expansion.

•

Conversely, stock selection in South Korea and Japan detracted from performance. In South Korea, SK Hynix, Inc. fell on concerns regarding the effect of a slowdown in PC and smartphone demand on the company’s earnings, while Hitachi Ltd. in Japan fell due to weaker power system and construction machinery orders, as well as several unprofitable projects in its overseas power business. Slater & Gordon, a multinational law firm headquartered in Australia, detracted during the quarter after it was announced that the firm is being investigated by a regulator over errors in its reporting of U.K. cash flows, and due to investor concerns over the valuation of assets purchased earlier in the year from Quindell PLC.

Describe recent portfolio activity.

•

During the six-month period, the Fund initiated a position in China Unicom as the tower company jointly set up by China’s listed telecom carriers is delivering cost benefits, and China Unicom’s valuation appeared inexpensive relative to its peers. The Fund also purchased Bank of China, as the bank has benefited from the Chinese central bank’s loosening monetary policy, as well as from Bank of China’s exposure to Hong Kong and the expansion of international currency trading in the Chinese renminbi. As the markets rallied in the second quarter and the global political and economic landscape grew more uncertain, the Fund reduced its momentum exposure in Japan and added undervalued financial stocks in expectation of a market rotation to these names. Therefore, positions in FUJIFILM Holdings Corp. and Honda Motor Co. Ltd. were exited, and Mitsubishi UFJ Financial Group, Inc. and Sumitomo Mitsui Financial Group, Inc. were added.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country Asia Pacific Index, the Fund was overweight China, South Korea and India, and underweight in Australia, Hong Kong, and South Asian countries. The Fund’s overall positioning reflected the investment advisor’s positive view on India for its strong reform story and growth recovery, and on Korea for its attractive value. In China, the Fund looked to add back risk exposure and add to stocks with strong fundamentals that have underperformed. In addition, the Fund emphasized North Asia over the more vulnerable and expensive South Asian markets. The Fund also remained underweight in Australia as it is still struggling to make the transition from a resources-led economy to domestic-driven growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Sumitomo Mitsui Financial Group, Inc.	4%
Mitsubishi UFJ Financial Group, Inc.	3
Toyota Motor Corp.	3
Ping An Insurance Group Co. of China Ltd., Class H	3
ORIX Corp.	3
SK Hynix, Inc.	2
Samsung Electronics Co. Ltd.	2
Hon Hai Precision Industry Co. Ltd.	2
China Life Insurance Co. Ltd., Class H	2
Bank of China Ltd., Class H	2

Geographic Allocation	Percent of Long-Term Investments

Japan	40%
China	19
South Korea	11
Australia	11
Taiwan	7
Hong Kong	6
India	5
Singapore	1

4	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.15%	5.97%	N/A	10.41%	N/A	7.70%	N/A
Investor A	10.08	5.75	0.20%	10.15	8.97%	7.44	6.86%
Investor C	9.58	4.93	3.99	9.29	9.29	6.62	6.62
Class R	9.88	5.33	N/A	9.60	N/A	6.92	N/A
MSCI All Country Asia Pacific Index	7.40	2.84	N/A	8.05	N/A	6.38	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. These shares are generally available through financial intermediaries

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

•

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has waived a portion of the Fund’s expenses. Without such waiver, The Fund's performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

6	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,101.50	$4.79	$1,000.00	$1,020.23	$4.61	0.92%
Investor A	$1,000.00	$1,100.80	$5.94	$1,000.00	$1,019.14	$5.71	1.14%
Investor C	$1,000.00	$1,095.80	$10.03	$1,000.00	$1,015.22	$9.64	1.93%
Class R	$1,000.00	$1,098.80	$8.38	$1,000.00	$1,016.81	$8.05	1.61%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	7

Schedule of Investments June 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 9.8%
AGL Energy Ltd.	260,259	$3,117,617
Australia & New Zealand Banking Group Ltd.	150,219	3,728,009
BHP Billiton PLC	87,125	1,777,247
Commonwealth Bank of Australia	61,989	4,065,047
Incitec Pivot Ltd.	953,763	2,827,660
Lend Lease Group	170,905	1,976,046
Macquarie Group Ltd.	22,600	1,416,012
Newcrest Mining, Ltd. (a)	142,545	1,435,305
QBE Insurance Group Ltd.	543,294	5,720,940
Slater & Gordon, Ltd.	1,279,835	3,491,895
Spotless Group Holdings Ltd.	1,214,175	1,954,463

		31,510,241
China — 18.1%
Agricultural Bank of China Ltd., Class H	7,356,000	3,951,746
Alibaba Group Holding Ltd. - SP ADR (a)	30,190	2,483,731
Angang Steel Co., Ltd.	2,370,000	1,631,846
Bank of China Ltd., Class H	9,752,000	6,328,864
China Construction Bank Corp., Class H	5,064,000	4,619,156
China Life Insurance Co. Ltd., Class H	1,461,000	6,341,091
China Pacific Insurance Group Co., Ltd.	627,000	3,003,754
China Unicom Hong Kong Ltd.	3,924,000	6,134,725
Chongqing Rural Commercial Bank, Class H	7,551,000	6,039,817
Li Ning Co. Ltd. (a)	4,472,582	2,041,187
Ping An Insurance Group Co. of China Ltd., Class H	604,000	8,151,295
Tencent Holdings Ltd.	260,200	5,203,093
WuXi PharmaTech Cayman, Inc. - ADR (a)	54,305	2,294,929

		58,225,234
Hong Kong — 6.4%
AIA Group Ltd.	795,600	5,202,156
China Resources Land Ltd.	1,159,333	3,752,006
CK Hutchison Holdings Ltd.	229,240	3,370,281
Cowell e Holdings, Inc. (a)	1,671,000	1,541,324
Standard Chartered PLC	260,850	4,226,094
Techtronic Industries Co.	801,500	2,620,604

		20,712,465
India — 5.0%
Axis Bank, Ltd. (a)	167,399	1,467,461
Bharti Infratel, Ltd.	326,906	2,294,708
Coal India Ltd.	445,032	2,939,969
Glenmark Pharmaceuticals Ltd.	119,051	1,858,583
Indiabulls Housing Finance, Ltd.	187,830	1,832,639
Suzlon Energy, Ltd. (a)	2,130,507	740,310
UPL Ltd.	603,454	5,067,991

		16,201,661
Common Stocks	Shares	Value
Japan — 38.2%
Calbee, Inc.	43,500	$1,832,568
The Dai-ichi Life Insurance Co. Ltd.	239,500	4,703,186
Denki Kagaku Kogyo KK	722,000	3,208,230
Denso Corp.	72,900	3,627,000
FANUC Corp.	8,000	1,636,925
Hitachi Ltd.	641,000	4,222,616
Japan Tobacco, Inc.	49,700	1,766,799
JX Holdings, Inc.	689,000	2,970,519
The Kansai Electric Power Co. Inc. (a)	334,600	3,704,200
Kawasaki Heavy Industries Ltd.	534,000	2,489,076
Kawasaki Kisen Kaisha Ltd.	1,315,000	3,102,270
KDDI Corp.	109,000	2,630,382
Leopalace21 Corp. (a)	468,800	2,873,167
Mitsubishi Electric Corp.	337,000	4,351,578
Mitsubishi Estate Co. Ltd.	133,000	2,864,565
Mitsubishi UFJ Financial Group, Inc.	1,265,700	9,106,030
MS&AD Insurance Group Holdings	169,400	5,273,129
Namco Bandai Holdings, Inc.	142,800	2,759,546
NEC Corp.	839,000	2,538,939
NGK Insulators Ltd.	142,000	3,653,808
Nippon Shokubai Co. Ltd.	233,000	3,187,217
Nippon Steel & Sumitomo Metal Corp.	1,105,000	2,865,103
NSK Ltd.	122,700	1,891,937
ORIX Corp.	547,800	8,134,540
Recruit Holdings Co. Ltd.	97,953	2,987,003
Ryohin Keikaku Co. Ltd.	20,200	3,917,153
SCSK Corp.	90,700	2,765,842
Sekisui Chemical Co. Ltd.	165,000	2,025,545
Shionogi & Co. Ltd.	46,700	1,809,775
Sumitomo Mitsui Financial Group, Inc.	273,800	12,189,353
Takashimaya Co. Ltd.	384,000	3,480,728
Toyota Motor Corp.	124,100	8,304,433

		122,873,162
Philippines — 0.3%
Vista Land & Lifescapes, Inc.	5,784,100	814,447
Singapore — 1.3%
Global Logistic Properties Ltd.	2,133,300	4,004,775
South Korea — 8.5%
Hana Financial Group, Inc.	1,650	42,909
Hyundai Engineering & Construction Co. Ltd.	46,587	1,711,479
LG Corp.	56,869	3,146,128
LG Household & Health Care Ltd.	5,987	4,150,151
POSCO	7,213	1,444,329
Samsung Electronics Co. Ltd.	5,934	6,732,628
Shinhan Financial Group Co., Ltd.	91,426	3,403,053
SK Hynix, Inc.	181,358	6,873,742

		27,504,419

Portfolio Abbreviation

ADR	American Depositary Receipts
HKD	Hong Kong Dollar
JPY	Japan Yen

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares		Value
Taiwan — 6.2%
Advanced Semiconductor Engineering, Inc.		1,893,000		$2,564,836
Casetek Holdings, Ltd.		319,000		1,973,300
Cathay Financial Holding Co. Ltd.		2,346,250		4,096,435
Hon Hai Precision Industry Co. Ltd.		2,108,240		6,624,897
Phison Electronics Corp.		225,000		1,947,637
Silicon Motion Technology Corp., ADR		83,541		2,891,354

				20,098,459
Total Common Stocks — 93.8%				301,944,863

Participation Notes
South Korea — 1.6%
Citigroup Global Markets Holdings, Inc. (Shinhan Financial Group Co. Ltd.), due 1/15/16 (a)		87,213		3,248,644
Deutsche Bank AG London (Hana Financial Group, Inc.), due 11/18/19 (a)		60,500		1,575,620
Deutsche Bank AG London (Samsung Electronics Co. Ltd.), due 1/24/17 (a)		349		396,729
Total Participation Notes — 1.6%				5,220,993
Total Long-Term Investments (Cost — $262,094,865) — 95.4%				307,165,856
Short-Term Securities			Shares		Value
Money Market Funds — 4.1%
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.07% (b)(c)			13,071,819		$13,071,819

Time Deposits			Par (000)
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.05%, 7/01/15	HKD		278		35,882
Japan — 0.1%
Brown Brothers Harriman & Co., 0.05%, 7/01/15	JPY		48,879		399,384
Total Time Deposits — 0.1%					435,266
Total Short-Term Securities (Cost — $13,507,085) — 4.2%					13,507,085
Total Investments (Cost — $275,601,950) — 99.6%					320,672,941
Other Assets Less Liabilities — 0.4%					1,320,916

Net Assets — 100.0%					$321,993,857

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	During the period ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,309,144	9,762,675	$13,071,819	$2,017
BlackRock Liquidity Series, LLC, Money Market Series	$1,418,700	$(1,418,700)	—	$15,387	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net other fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	9

Schedule of Investments (concluded)

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Australia	—	$31,510,241	—	$31,510,241
China	$4,778,660	53,446,574	—	58,225,234
Hong Kong	1,541,324	19,171,141	—	20,712,465
India	4,153,291	12,048,370	—	16,201,661
Japan	—	122,873,162	—	122,873,162
Philippines	—	814,447	—	814,447
Singapore	—	4,004,775	—	4,004,775
South Korea	—	27,504,419	—	27,504,419
Taiwan	2,891,354	17,207,105	—	20,098,459
Participation Notes	—	5,220,993	—	5,220,993
Short-Term Securities:
Money Market Funds	13,071,819	—	—	13,071,819
Time Deposits	—	435,266	—	435,266

Total	$26,436,448	$294,236,493	—	$320,672,941

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, foreign currency at value of $199,700 is categorized as level 1 within the disclosure hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out Level 1[2]	Transfers into Level 2[2]	Transfers out Level 2[1]
Assets:
Investments:
Common Stocks	$4,220,608	($4,115,406)	$4,115,406	($4,220,608)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $262,530,131)	$307,601,122
Investments at value — affiliated (cost — $13,071,819)	13,071,819
Receivables:
Dividends — unaffiliated	1,188,058
Capital shares sold	798,939
Investments sold	582,995
Foreign currency at value (cost — $199,786)	199,700
Prepaid expenses	38,820

Total assets	323,481,453

Liabilities
Payables:
Capital shares redeemed	856,808
Investment advisory fees	161,861
Deferred foreign capital gain tax	149,360
Service and distribution fees	58,382
Other affiliates	1,778
Officer’s and Directors’ fees	1,764
Investments purchased	55
Other accrued expenses payable	257,588

Total liabilities	1,487,596

Net Assets	$321,993,857

Net Assets Consist of
Paid-in capital	$257,403,682
Undistributed net investment income	790,732
Accumulated net realized gain	18,881,371
Net unrealized appreciation (depreciation)	44,918,072

Net Assets	$321,993,857

Net Asset Value
Institutional — Based on net assets of $139,996,858 and 7,413,290 shares outstanding, 100 million shares authorized, $0.10 par value	$18.88

Investor A — Based on net assets of $146,146,861 and 7,826,201 shares outstanding, 100 million shares authorized, $0.10 par value	$18.67

Investor C — Based on net assets of $30,769,214 and 2,205,175 shares outstanding, 100 million shares authorized, $0.10 par value	$13.95

Class R — Based on net assets of $5,080,924 and 331,040 shares outstanding, 200 million shares authorized shares authorized, $0.10 par value	$15.35

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	11

Statement of Operations

Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$3,960,640
Securities lending — affiliated — net	15,387
Dividends — affiliated	2,017
Interest	89
Foreign taxes withheld	(342,797)

Total income	3,635,336

Expenses
Investment advisory	943,252
Service — Investor A	172,095
Service and distribution — Investor B	2,947
Service and distribution — Investor C	150,259
Service and distribution — Class R	11,641
Transfer agent — Institutional	102,606
Transfer agent — Investor A	83,166
Transfer agent — Investor B	1,239
Transfer agent — Investor C	23,511
Transfer agent — Class R	7,732
Custodian	80,162
Professional	63,561
Accounting services	44,243
Registration	37,205
Printing	24,983
Officer and Directors	6,883
Miscellaneous	17,536

Total expenses	1,773,021
Less fees waived by the Manager	(1,941)

Total expenses after fees waived	1,771,080

Net investment income	1,864,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $51,277 foreign capital gain tax)	16,658,936
Foreign currency transactions	(227,158)

16,431,778

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $(69,327) foreign capital gain tax)	10,697,682
Foreign currency translations	(102)

10,697,580

Net realized and unrealized gain	27,129,358

Net Increase in Net Assets Resulting from Operations	$28,993,614

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,864,256	$3,198,174
Net realized gain	16,431,778	24,928,880
Net change in unrealized appreciation (depreciation)	10,697,580	(34,489,187)

Net increase (decrease) in net assets resulting from operations	28,993,614	(6,362,133)

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(1,583,964)
Investor A	—	(1,168,840)
Investor B	—	(8,115)
Investor C	—	(279,390)
Class R	—	(37,341)
Net realized gain:
Institutional	—	(10,733,900)
Investor A	—	(10,089,684)
Investor B	—	(79,535)
Investor C	—	(2,988,573)
Class R	—	(418,634)

Decrease in net assets resulting from distributions to shareholders	—	(27,387,976)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,651,562)	(22,331,231)

Net Assets
Total increase (decrease) in net assets	26,342,052	(56,081,340)
Beginning of period	295,651,805	351,733,145

End of period	$321,993,857	$295,651,805

Undistributed (distribution in excess of) net investment income, end of period	$790,732	$(1,073,524)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	13

Financial Highlights

	Institutional
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$17.14		$19.08	$17.75	$14.64	$19.73	$19.43

Net investment income[1]	0.13		0.22	0.24	0.25	0.28	0.36
Net realized and unrealized gain (loss)	1.61		(0.53)	3.44	3.34	(4.31)[2]	2.52 [2]

Net increase (decrease) from investment operations	1.74		(0.31)	3.68	3.59	(4.03)	2.88

Distributions from:[3]
Net investment income	—		(0.21)	(0.31)	(0.41)	(0.15)	(0.26)
Net realized gain	—		(1.42)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	—		(1.63)	(2.35)	(0.48)	(1.06)	(2.58)

Net asset value, end of period	$18.88		$17.14	$19.08	$17.75	$14.64	$19.73

Total Return[4]
Based on net asset value	10.15%	[5]	(1.68)%	21.22%	24.80%	(20.96)%	15.92%

Ratios to Average Net Assets
Total expenses	0.92%	[6]	0.89%	0.90%	0.95%	0.92%	0.91%

Total expenses after fees waived	0.92%	[6]	0.89%	0.90%	0.95%	0.92%	0.91%

Net investment income	1.35%	[6]	1.19%	1.21%	1.57%	1.60%	1.89%

Supplemental Data
Net assets, end of period (000)	$139,997		$134,697	$153,944	$123,546	$162,425	$161,431

Portfolio turnover rate	45%		50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.96		$18.90	$17.60	$14.52	$19.56	$19.29

Net investment income[1]	0.11		0.18	0.19	0.22	0.23	0.32
Net realized and unrealized gain (loss)	1.60		(0.54)	3.41	3.31	(4.27)[2]	2.48 [2]

Net increase (decrease) from investment operations	1.71		(0.36)	3.60	3.53	(4.04)	2.80

Distributions from:[3]
Net investment income	—		(0.16)	(0.26)	(0.38)	(0.09)	(0.21)
Net realized gain	—		(1.42)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	—		(1.58)	(2.30)	(0.45)	(1.00)	(2.53)

Net asset value, end of period	$18.67		$16.96	$18.90	$17.60	$14.52	$19.56

Total Return[4]
Based on net asset value	10.08%	[5]	(1.95)%	20.94%	24.56%	(21.17)%	15.63%

Ratios to Average Net Assets
Total expenses	1.15%	[6]	1.13%	1.13%	1.18%	1.17%	1.16%

Total expenses after fees waived	1.14%	[6]	1.13%	1.13%	1.17%	1.17%	1.16%

Net investment income	1.15%	[6]	0.96%	1.00%	1.36%	1.31%	1.68%

Supplemental Data
Net assets, end of period (000)	$146,147		$126,560	$151,723	$136,146	$131,285	$200,191

Portfolio turnover rate	45%		50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	15

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$14.57	$14.04	$11.66	$15.97	$16.20

Net investment income[1]	0.02		0.03	0.03	0.07	0.08	0.14
Net realized and unrealized gain (loss)	1.20		(0.40)	2.70	2.65	(3.46)[2]	2.04 [2]

Net increase (decrease) from investment operations	1.22		(0.37)	2.73	2.72	(3.38)	2.18

Distributions from:[3]
Net investment income	—		(0.11)	(0.16)	(0.27)	(0.02)	(0.09)
Net realized gain	—		(1.36)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	—		(1.47)	(2.20)	(0.34)	(0.93)	(2.41)

Net asset value, end of period	$13.95		$12.73	$14.57	$14.04	$11.66	$15.97

Total Return[4]
Based on net asset value	9.58%	[5]	(2.61)%	19.96%	23.62%	(21.81)%	14.72%

Ratios to Average Net Assets
Total expenses	1.93%	[6]	1.91%	1.91%	1.96%	1.96%	1.93%

Total expenses after fees waived	1.93%	[6]	1.91%	1.91%	1.96%	1.96%	1.93%

Net investment income	0.34%	[6]	0.20%	0.22%	0.58%	0.52%	0.90%

Supplemental Data
Net assets, end of period (000)	$30,769		$29,102	$38,354	$33,272	$35,599	$62,452

Portfolio turnover rate	45%		50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Financial Highlights (concluded)

	Class R
	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.97		$15.85	$15.09	$12.51	$17.01	$17.11

Net investment income[1]	0.05		0.08	0.09	0.11	0.11	0.19
Net realized and unrealized gain (loss)	1.33		(0.45)	2.90	2.84	(3.68)[2]	2.17 [2]

Net increase (decrease) from investment operations	1.38		(0.37)	2.99	2.95	(3.57)	2.36

Distributions from:[3]
Net investment income	—		(0.11)	(0.19)	(0.30)	(0.02)	(0.14)
Net realized gain	—		(1.40)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	—		(1.51)	(2.23)	(0.37)	(0.93)	(2.46)

Net asset value, end of period	$15.35		$13.97	$15.85	$15.09	$12.51	$17.01

Total Return[4]
Based on net asset value	9.88%	[5]	(2.39)%	20.35%	23.88%	(21.58)%	14.97%

Ratios to Average Net Assets
Total expenses	1.61%	[6]	1.58%	1.61%	1.73%	1.74%	1.71%

Total expenses after fees waived and paid indirectly	1.61%	[6]	1.58%	1.60%	1.73%	1.74%	1.71%

Net investment income	0.67%	[6]	0.51%	0.54%	0.84%	0.74%	1.11%

Supplemental Data
Net assets, end of period (000)	$5,081		$4,435	$5,624	$4,761	$4,559	$6,305

Portfolio turnover rate	45%		50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	17

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and has a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor R Shares	No	No	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 23, 2015, the Fund’s Class B Shares converted into Class A Shares, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there was no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

18	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	19

Notes to Financial Statements (continued)

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

20	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended June 30, 2015
Net Realized Gain From

Foreign currency exchange contracts:
Foreign currency transactions	$353

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average U.S. dollar amounts purchased	$19,902,444	[1]
Average U.S. dollar amounts sold	$10,088,413	[1]

[1]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	21

Notes to Financial Statements (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies. This amount is shown as fees waived by the Manager in the Statement of Operations.

BlackRock Asset Management North Asia Limited, an affiliate of the Manager, serves as a sub-advisor to the Fund pursuant to sub-advisory agreement with the Manager and received for it services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid the Fund to the Manager under the Investment Advisory Agreement.

For the six months ended June 30, 2015, the Fund reimbursed the Manager $1,720 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive asset based fees or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2015, the Fund paid the following to affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$4

22	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,998
Investor A	$2,052
Investor B	$34
Investor C	$264
Class R	$16

For the six months ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows, which totaled $3,705.

For the six months ended June 30, 2015, affiliates received CDSCs as follows:

Investor B	$4
Investor C	$3,740

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated – net in the Statement of Operations. For the six months ended June 30, 2015, the Fund paid BIM $3,847 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $141,402,154 and $154,764,910 respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	23

Notes to Financial Statements (continued)

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$278,121,628

Gross unrealized appreciation	$56,945,410
Gross unrealized depreciation	(14,394,097)

Net unrealized appreciation	$42,551,313

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of June 30, 2015, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	19%
Insurance	14
Real Estate Management & Development	5
Chemicals	5
Semiconductors & Semiconductor Equipment	5
Other[1]	52

[1]	All other industries held were each less than 5% of long-term investments

24	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Institutional
Shares sold	562,513	$10,713,619	903,225	$16,716,057
Shares issued in reinvestment of distributions			623,279	10,894,790
Shares redeemed	(1,009,503)	(19,045,270)	(1,735,650)	(32,157,929)

Net decrease	(446,990)	$(8,331,651)	(209,146)	$(4,547,082)

Investor A
Shares sold and automatic conversion of shares	1,153,444	$21,999,608	642,707	$11,721,431
Shares issued in reinvestment of distributions			562,571	9,743,135
Shares redeemed	(787,489)	(14,591,493)	(1,773,619)	(32,440,451)

Net increase (decrease)	365,955	$7,408,115	(568,341)	$(10,975,885)

Investor B
Shares sold	891	$13,946	2,923	$45,080
Shares issued in reinvestment of distributions			5,726	84,762
Shares redeemed and automatic conversion of shares	(60,328)	(967,458)	(77,751)	(1,216,088)

Net decrease	(59,437)	$(953,512)	(69,102)	$(1,086,246)

Investor C
Shares sold	230,670	$3,258,334	249,615	$3,500,280
Shares issued in reinvestment of distributions			234,334	3,066,509
Shares redeemed	(312,445)	(4,267,180)	(828,565)	(11,700,456)

Net decrease	(81,775)	$(1,008,846)	(344,616)	$(5,133,667)

Class R
Shares sold	80,434	$1,241,962	126,551	$1,952,472
Shares issued in reinvestment of distributions			31,822	455,974
Shares redeemed	(66,782)	(1,007,630)	(195,794)	(2,996,797)

Net increase (decrease)	13,652	$234,332	(37,421)	$(588,351)

Total Net Decrease	(208,595)	$(2,651,562)	(1,228,626)	$(22,331,231)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the “Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (“BNA”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

26	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the pro-

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

spectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, first and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and the Board noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed

28	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2016, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	29

Officers and Directors

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Collette Chilton, Director

Frank J. Fabozzi, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective May 18, 2015, Ian MacKinnon resigned as a Director of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Asset Management North Asia Limited	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

30	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015	31

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PAC-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date:	September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date:	September 3, 2015

3